EXHIBIT 99.2

Deutsche Bank Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-9425 Facsimile: 212-797-0779

Date:	March 30, 2007
To:	COUNTRYWIDE HOME LOANS, INC. (“Party B”)
Attn:	Documentation Unit
Fax No:	818-225-4001
From:	DEUTSCHE BANK AG, NEW YORK BRANCH (“Party A”)
Our Reference:	Global No. N591937N

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Party A and Party B.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates.  This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 18, 1996, between Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement (the “Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement.  Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS Asset-Backed Certificates Trust 2007-5, dated as of March 1, 2007 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the “Pooling and Servicing Agreement”).  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

Chairman of the Supervisory Board: Clemens Börsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms

Trade Date:	March 23, 2007

Effective Date:	March 30, 2007

Termination Date:
May 25, 2011

For purposes of the final Calculation Period on the Floating Amounts, Termination Date will be subject to adjustment in accordance with the Following Business Day Convention, and for purposes of the final Calculation Period on the Fixed Amounts, Termination Date will be subject to No Adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix A attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of April 2007.

Reference Assets:
CWABS, Inc. Asset-Backed Certificates, Series 2007-5, Class 1-A (Cusip: 12668KAA1), Class 2-A-1 (Cusip: 12668KAB9), Class 2-A-2 (Cusip: 12668KAC7), Class 2-A-3 (Cusip: 12668KAD5), Class 2-A-4 (Cusip: 12668KAE3), Class M-1 (Cusip:  12668KAF0), Class M-2 (Cusip: 12668KAG8), Class M-3 (Cusip: 12668KAH6), Class M-4 (Cusip: 12668KAJ2), Class M-5 (Cusip: 12668KAK9), Class M-6 (Cusip: 12668KAL7), Class M-7 (Cusip: 12668KAM5), and Class M-8 (Cusip: 12668KAN3).

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, (Mtge), type “pdi4”, (Go). If Bloomberg fails to publish the aggregate Principal Balance of the Reference Assets or the parties fail to agree on the aggregate Principal Balance of the Reference Assets for any Calculation Period, the aggregate Principal Balance of the Reference Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement.

Business Days:	New York

Floating Amounts

Floating Amount Payer:	Party A

Floating Amount Payer Period End Dates:	The 25th calendar day of each month, from and including April 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Amount Payer Payment Dates:	One (1) Business Day prior to each Floating Amount Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 month

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Fixed Amounts

Fixed Amount Payer:	Party B

Fixed Amount Payer Period End Dates:	The 25th calendar day of each month, from and including April 25, 2007 to and including the Termination Date, with No Adjustment of Period End Dates.

Fixed Amount Payer Payment Dates:	The 25th calendar day of each month, from and including April 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate:	5.06% per annum

Fixed Rate Day Count Fraction:	30/360

Additional Payment:	Party A shall pay Party B the sum of USD 2,400,000 on the Effective Date subject to adjustment in accordance with the Following Business Day Convention.

Other Provisions

Netting:
With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.

Where,

Net Payment Amount shall mean, for a Calculation Period, the excess of the larger aggregate amount payable and currently owed by one party over the smaller aggregate amount payable and currently owed by the other party.

Procedural Terms

Account Details:

Account Details of Party A:	Deutsche Bank Trust Company Americas, New York Acct# 01 473 969 Swift Code: BKTRUS33 Favor of: Deutsche Bank AG, New York

Account Details of Party B:	As per Party B’s standard settlement instructions.

Assignment:	Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH	For and on behalf of COUNTRYWIDE HOME LOANS, INC.
/s/ Vivian Jackson	/s/ Darren Bigby
Name: Vivian Jackson Title: Vice President Date: 3/30/07	Name: Darren Bigby Title: Executive Vice President Date: 3/30/07
/s/ Christopher Flanaghan
Name: Christopher Flanaghan Title: Authorized Signatory Date: 3/30/07

Appendix A
Calculation Periods up to but excluding the Payment Date scheduled to occur:	Notional Amount (in USD):
April 25, 2007	0
May 25, 2007	0
June 25, 2007	0
July 25, 2007	0
August 25, 2007	0
September 25, 2007	0
October 25, 2007	1,074,271,329
November 25, 2007	1,064,594,054
December 25, 2007	1,054,054,788
January 25, 2008	1,042,619,822
February 25, 2008	1,030,307,858
March 25, 2008	1,017,140,347
April 25, 2008	795,232,937
May 25, 2008	783,955,596
June 25, 2008	772,109,877
July 25, 2008	759,716,915
August 25, 2008	746,799,321
September 25, 2008	733,381,111
October 25, 2008	709,054,711
November 25, 2008	696,703,298
December 25, 2008	684,520,819
January 25, 2009	672,505,323
February 25, 2009	660,654,991
March 25, 2009	648,968,134
April 25, 2009	469,598,808
May 25, 2009	461,983,830
June 25, 2009	454,506,971
July 25, 2009	447,165,587
August 25, 2009	439,957,090
September 25, 2009	432,878,937
October 25, 2009	396,351,824

Appendix A
Calculation Periods up to but excluding the Payment Date scheduled to occur:	Notional Amount (in USD):
November 25, 2009	390,422,040
December 25, 2009	384,602,215
January 25, 2010	378,890,273
February 25, 2010	373,284,182
March 25, 2010	367,781,945
April 25, 2010	328,978,686
May 25, 2010	316,170,417
June 25, 2010	304,102,953
July 25, 2010	293,315,966
August 25, 2010	283,690,635
September 25, 2010	275,042,777
October 25, 2010	267,159,502
November 25, 2010	259,928,479
December 25, 2010	252,947,976
January 25, 2011	246,298,783
February 25, 2011	239,966,616
March 25, 2011	233,901,997
April 25, 2011	228,072,290
May 25, 2011	222,464,446